SECURITIES AND EXCHANGE COMMISSION

                              Washington, D.C.20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported):     June 4, 2001


                               Banyan Corporation
                               ------------------
             (Exact name of registrant as specified in its chapter)


               OREGON               000-26065               84-1346327
               ------               ---------               ----------
(State or other jurisdiction      (Commission              (IRS Employer
of incorporation)                  File Number)          Identification No.)


     4740 Forge Rd., Bldg. #112, Colorado Springs, CO,              80907
     ----------------------------------------------------------------------
               (address of principal executive offices)           (Zip Code)

Registrant's telephone number, including area code:     (719) 531-5535

ITEM     1.     Changes in Control of Registrant

Not Applicable

ITEM     2.     Acquisition or Disposition of Assets

Not Applicable

ITEM     3.     Bankruptcy or Receivership

Not Applicable

ITEM     4.     Changes in Registrant's Certifying Accountant

Not Applicable

ITEM     5.     Other Events and Regulation FD Disclosure

On June 4, 2001, the Corporation disseminated a press release dealing with the appointment of Dr. Terry R. Yochum as Chairman of the Board of its wholly owned subsidiary, Chiropractic USA, Inc. The information contained in this press releases is incorporated herein by reference and filed as Exhibit 99.1 hereto.

On June 5, 2001, the Corporation disseminated a press release dealing with the disposition of one of its wholly owned subsidiaries, TopListing.com Corporation. The information contained in the press release is incorporated herein by reference and filed as Exhibit 99.2 hereto.

On June 6, 2001, the Corporation disseminated a press release dealing with the appointment of W. Bruce Leithead III as President of its wholly owned subsidiary, Doublecase Corporation. The information contained in this press releases is incorporated herein by reference and filed as Exhibit 99.3 hereto.

ITEM     6.     Resignations of Registrant's Directors

Not Applicable

ITEM     7.     FINANCIAL STATEMENTS AND EXHIBITS

(a)     Financial statements of business acquired

Not Applicable

(b)     Pro forma financial information

The required pro forma financial information is currently being prepared and will be filed as an amendment to this Form 8-K on or before July 2, 2001.

 (c)     Exhibits

The following Exhibits are filed as a part of this disclosure statement:

99.1     The Registrant's Press Release dated June 4, 2001
99.2     The Registrant's Press Release dated June 5, 2001
99.3     The Registrant's Press Release dated June 6, 2001

ITEM     8.     CHANGES IN FISCAL YEAR.

Not Applicable

ITEM     9.     REGULATION FD DISCLOSURE.

Not Applicable

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   BANYAN CORPORATION
                                   -------------------
                                   (Registrant)


Date:     June 14, 2001            /s/"Michael J. Gelmon"
                                   ----------------------
                                   Michael J. Gelmon
                                   Chief Executive Officer and Director

EXHIBIT INDEX


Exhibit                                                  Sequential
Number                    Description                         Page Number
------                    -----------                         -----------

99.1               The Registrant's Press Release dated June 4, 2001
99.2               The Registrant's Press Release dated June 5, 2001
99.3               The Registrant's Press Release dated June 5, 2001

                                  Exhibit 99.1



                    FOR IMMEDIATE RELEASE


Please Contact:     Banyan Corporation Investor Relations
                    (800) 808-0899, Michael Gelmon
                    e-mail: mgelmon@banyancorp.com

PRESS RELEASE



                       www.Banyancorp.com

                         BANYAN ANNOUNCES APPOINTMENT OF
                      CHAIRMAN OF THE BOARD OF SUBSIDIARY-
                             CHIROPRACTIC USA, INC.

COLORADO SPRINGS, COLORADO JUNE 4, 2001 - Banyan Corporation (NQB Pinks: "BANY") announces that the Board of Directors has appointed renowned Chiropractic radiologist and author, Dr. Terry R. Yochum, as Chairman of the Board of Directors of its wholly owned subsidiary, Chiropractic USA, Inc. Dr. Yochum is currently Director of the Rocky Mountain Chiropractic Radiological Center in Denver, Colorado as well as instructor in Skeletal Radiology at the University of Colorado School of Medicine in Denver. In addition, Dr. Yochum is on the Post Graduate Faculty of the Los Angeles College of Chiropractic and is a member of the Council of Advisors of the Colorado College of Chiropractic, which is affiliated with Marycrest International University, Denver Campus. Dr. Yochum's textbook "Essentials of Skeletal Radiology" is a required text at every Chiropractic College in the world and is used as a reference source at over one hundred medical schools.

Banyan CEO, Michael Gelmon, commented, "We are elated that someone of Dr. Yochum's magnitude, stature and integrity has agreed to join Chiropractic USA in such a high profile position." Dr Yochum states, "I am excited about my association with Chiropractic USA. I feel this endeavor will benefit both chiropractic practitioners and graduating chiropractic students in a very positive way. It is an incredible opportunity to consolidate and standardize our great discipline and I am thrilled to be a part of it." Banyan President, Cory Gelmon, said "Dr. Yochum's reputation and respect within the profession is second to none. He brings to Chiropractic USA the highest level of clinical and academic credentials in the industry and will add a great dimension to our operational team."

Dr. Yochum's appointment is effective immediately.


Banyan Corporation is a publicly traded holding company focused on investing in and building a network of operating subsidiaries engaged in various innovative businesses. Currently the company's wholly owned subsidiary, Chiropractic USA, Inc. is focusing on the development of branded Chiropractic clinics throughout North America by way of acquisitions of existing clinics as well as the development of corporate clinics in partnership type arrangements with its practitioners. In addition, Banyan's wholly owned subsidiary, Doublecase Corporation, sells a line of hard-sided protective carrying cases for notebook computers under the DoubleCase brand name. Doublecase's products are currently available through distribution from Ingram Micro and sold through a wide variety of Internet e-commerce storefronts, computer mail order catalogs, Value Added Resellers
(VARs), a number of overseas vendors, and to the U.S. government.

The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward-looking statements. Certain information included in this press release (as well as information included in oral statements or other written statements made or to be made by Banyan Corporation) contains statements that are forward-looking, such as statements relating to the future anticipated direction of the high technology industry, plans for future expansion, various business development activities, planed capital expenditures, future funding sources, anticipated sales growth and potential contracts. Such forward-looking information involves important risks and uncertainties that could significantly affect anticipated results in the future and, accordingly, such results may differ from those expressed in any forward-looking statements made by or on behalf of Banyan Corporation. These risks and uncertainties include, but are not limited to, those relating to development and expansion activities, dependence on existing management, financing activities, domestic and global economic conditions, changes in federal or state tax laws, and market competition factors. For a description of additional risks and uncertainties, please refer to Banyan's filings with the Securities and Exchange Commission.

                                      * * *

                                   Exhibit 99.2


PLEASE CONTACT:     Banyan Corporation Investor Relations
                    (800) 808-0899, Michael Gelmon
                    e-mail: mgelmon@banyancorp.com

PRESS RELEASE



                    www.Banyancorp.com


                            BANYAN ANNOUNCES SALE OF
                      SUBSIDIARY TOPLISTING.COM CORPORATION

COLORADO SPRINGS, COLORADO JUNE 5, 2001 - Banyan Corporation (NQB Pinks: "BANY") announces that the Board of Directors has approved the sale of its wholly owned subsidiary, TopListing.com Corporation, effective immediately. The company has been sold to former Banyan President and CEO, Lawrence Stanley. Banyan CEO Michael Gelmon comments, "while we believe Toplisting's prospects for profit in the future are solid, the company currently is not hitting its sales targets and is therefore cash flow negative. In keeping with the new philosophy of Banyan Corporation, we intend only to invest in projects that will immediately provide a return to the Company, and therefore increase shareholder value."


Banyan Corporation is a publicly traded holding company focused on investing in and building a network of operating subsidiaries engaged in various innovative businesses. Currently the company's wholly owned subsidiary, Chiropractic USA, Inc. is focusing on the development of branded Chiropractic clinics throughout North America by way of acquisitions of existing clinics as well as the development of corporate clinics in partnership type arrangements with its practitioners. In addition, Banyan's wholly owned subsidiary, Doublecase Corporation, sells a line of hard-sided protective carrying cases for notebook computers under the DoubleCase brand name. Doublecase's products are currently available through distribution from Ingram Micro and sold through a wide variety of Internet e-commerce storefronts, computer mail order catalogs, Value Added Resellers (VARs), a number of overseas vendors, and to the U.S. government.

The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward-looking statements. Certain information included in this press release (as well as information included in oral statements or other written statements made or to be made by Banyan Corporation) contains statements that are forward-looking, such as statements relating to the future anticipated direction of the high technology industry, plans for future expansion, various business development activities, planed capital expenditures, future funding sources, anticipated sales growth and potential contracts. Such forward-looking information involves important risks and uncertainties that could significantly affect anticipated results in the future and, accordingly, such results may differ from those expressed in any forward-looking statements made by or on behalf of Banyan Corporation. These risks and uncertainties include, but are not limited to, those relating to development and expansion activities, dependence on existing management, financing activities, domestic and global economic conditions, changes in federal or state tax laws, and market competition factors. For a description of additional risks and uncertainties, please refer to Banyan's filings with the Securities and Exchange Commission.

                               Exhibit   99.3



PLEASE CONTACT:     Banyan Corporation Investor Relations
                    (800) 808-0899, Michael Gelmon
                    e-mail: mgelmon@banyancorp.com

PRESS RELEASE




                       www.Banyancorp.com


                 BANYAN ANNOUNCES DOUBLECASE CORPORATION UPDATE

COLORADO SPRINGS, COLORADO JUNE 6, 2001 - Banyan Corporation (NQB Pinks: "BANY") announces that the Board of Directors of Doublecase Corporation, a wholly owned subsidiary of Banyan, has appointed W. Bruce Leithead III as President of Doublecase. Doublecase specializes in the manufacture of hard sided protective carrying cases for notebook computers and other portable electronic equipment. Mr. Leithead, formerly Vice President of Sales and Marketing of Doublecase, was previously a National Account Manager with Adidas. "I am looking forward to the opportunities that lie ahead as Doublecase is moving quickly in the right direction" Mr. Leithead commented. "We have just received confirmation from a major computer manufacturer for a significant Doublecase order. Beyond this, I am looking forward to driving our products into various retail channels in order to achieve maximum profit for the company." In furtherance of this goal, Doublecase is please to announce that it has retained the services of Arkrich & Associates International Marketing Group which consists of 12 independent sales agencies located across the United States which will be selling the Doublecase line of products.

In order to facilitate this expansion, Doublecase is relocating its corporate offices, production and warehouse facilities from Colorado Springs, Colorado to Alabaster, Alabama by the end of the month. Mr. Leithead stated, "Relocating our facility to Alabama will be extremely cost effective for Doublecase and, as it is a much larger facility, will allow us to handle the expected increase in production which we are anticipating from many of our new sales initiatives."

Mr. Leitheads appointment is effective immediately.


Banyan Corporation is a publicly traded holding company focused on investing in and building a network of operating subsidiaries engaged in various innovative businesses. Currently the company's wholly owned subsidiary, Chiropractic USA,

Inc. is focusing on the development of branded Chiropractic clinics throughout North America by way of acquisitions of existing clinics as well as the development of corporate clinics in partnership type arrangements with its practitioners. In addition, Banyan's wholly owned subsidiary, Doublecase Corporation, sells a line of hard-sided protective carrying cases for notebook computers and other portable electronic equipment under the DoubleCase brand name. Doublecase's products are currently available through distribution from Ingram Micro and sold through a wide variety of Internet e-commerce storefronts, computer mail order catalogs, Value Added Resellers (VARs), a number of overseas vendors, and to the U.S. government.

The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward-looking statements. Certain information included in this press release (as well as information included in oral statements or other written statements made or to be made by Banyan Corporation) contains statements that are forward-looking, such as statements relating to the future anticipated direction of the high technology industry, plans for future expansion, various business development activities, planed capital expenditures, future funding sources, anticipated sales growth and potential contracts. Such forward-looking information involves important risks and uncertainties that could significantly affect anticipated results in the future and, accordingly, such results may differ from those expressed in any forward-looking statements made by or on behalf of Banyan Corporation. These risks and uncertainties include, but are not limited to, those relating to development and expansion activities, dependence on existing management, financing activities, domestic and global economic conditions, changes in federal or state tax laws, and market competition factors. For a description of additional risks and uncertainties, please refer to Banyan's filings with the Securities and Exchange Commission.

                                     ***